UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
November 10, 2009

CHEMED CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8351	31-0791746
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification Number)

2600 Chemed Center, 255 East 5th Street, Cincinnati, OH 45202
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:
(513) 762-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240-14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 240-13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 10, 2009 the Board of Directors of Chemed Corporation approved an amendment to the Company’s Bylaws to, among others, the advance notice provisions, adjournment and postponement of shareholder meetings, shareholder consent in lieu of meetings, rules for conduct of shareholder meetings, and director qualifications.  A copy of the Amended and Restated Bylaws is included as Exhibit 3.1 to this Current Report on Form 8-K.  The full text thereof is incorporated herein by reference

Item 9.01   Financial Statements and Exhibits

Exhibit Number   Description
   3.1       Amended and Restated Bylaws of Chemed Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMED CORPORATION

Dated: November 13, 2009	By:	/s/ Arthur V. Tucker Jr.
Arthur V. Tucker, Jr.
Vice President and Controller